Exhibit 99.1

BayCom Corp Completes Acquisition

of Bethlehem Financial Corporation

WALNUT CREEK, California, December 3, 2018 – BayCom Corp (NASDAQ: BCML) announced today the successful acquisition of Bethlehem Financial Corporation, Belen, New Mexico by BayCom Corp and the merger of My Bank with and into BayCom Corp’s wholly-owned subsidiary, United Business Bank. The final price per share paid by BayCom Corp was $62.00 in cash for a total deal value of approximately $23.5 million. With the completion of this acquisition, effective as of the close of business on Friday, November 30, 2018, United Business Bank has total assets exceeding $1.5 billion, 23 offices and a capital base of $200 million.

“We at My Bank are pleased and excited about becoming a part of BayCom Corp and having the advantage of their size, number of branches, and diverse package of products and services to offer our clients.” said R. Edward Robertson, President and CEO of MyBank.

George Guarini, President and Chief Executive Officer of BayCom Corp and United Business Bank, said: “We are extremely pleased and proud to be able to announce the consummation of this acquisition. The transaction provides an opportunity to diversify our client base, geography, and loan mix while increasing our presence in the New Mexico marketplace to six locations.”

“We welcome the clients and employees of the former MyBank and look forward to capitalizing on the strengths that each brings to the combined bank,” continued Guarini.

About BayCom Corp and United Business Bank:

BayCom Corp, through its wholly owned operating subsidiary, United Business Bank, offers a full-range of loans, including SBA and USDA guaranteed loans, and deposit products and services to businesses and their affiliates. The Bank also offers business escrow services and facilitates tax-free exchanges through its Bankers Exchange Division. It now has twenty-two full-service branches and one loan production in California, Washington and New Mexico.

United Business Bank is a member of the FDIC and is an Equal Housing Lender. United Business Bank can be found on the web at www.unitedbusinessbank.com.

Special Note Concerning Forward-Looking Statements:

This news release contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. When used in this communication and in other documents filed with or furnished to the Securities and Exchange Commission (the SEC) by BayCom Corp (the Company), in press releases or other public stockholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "may," "believe," "will," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," "potential," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Investors and security holders are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date such statements are made. These statements may relate to future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial information. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Statements other than historical facts constitute forward-looking statements.

Specific risks in this press release include among other things: the expected revenues, cost savings, synergies and other benefits from the merger of the Company and Bethlehem Financial Corporation might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected. Additional factors which could affect the forward looking statements can be found in the cautionary language included under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s prospectus filed with the SEC pursuant to Rule 424(b) of the Securities Act on May 4, 2018 and other documents subsequently filed by the Company with the SEC that are available on our website at unitedbusinessbank.com and on the SEC's website at www.sec.gov. .

The factors listed above could materially affect the Company’s financial performance and could cause the Company’s actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not undertake - and specifically declines any obligation - to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. When considering forward-looking statements, you should keep in mind these risks and uncertainties. You should not place undue reliance on any forward-looking statement, which speaks only as of the date made.

Contact:

BayCom Corp

United Business Bank

Keary Colwell

Chief Administrative Officer and

Senior Executive Vice President

(925) 476-1805

Email: kcolwell@ubb-us.com